EXHIBIT 10.3
FIRST AMENDMENT
TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF RNGR ENERGY SERVICES, LLC
(a Delaware limited liability company)
The undersigned hereby executes this First Amendment (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement (as amended from time to time, the “Company Agreement”) of RNGR Energy Services, LLC, a Delaware limited liability company (the “Company”), to be effective as of September 24, 2021 (the “Effective Date”). Any capitalized terms used herein for which a definition is not herein provided shall, unless otherwise indicated, have the same meanings as assigned to such terms in the Company Agreement.
RECITALS
WHEREAS, the members of the Company adopted the Company Agreement, effective as of August 16, 2017; and
WHEREAS, pursuant to Section 12.1 of the Company Agreement, the undersigned desires to amend the Company Agreement as further described herein.
NOW THEREFORE, it is agreed:
1.The defined term “Transfer Agent” in Article I is hereby deleted in its entirety.
2.Section 4.1(c) is hereby amended and restated in its entirety to read as follows:
“(c)    None of the Units shall be certificated.”
3.Section 4.6(a)(iii) is hereby deleted in its entirety.
4.Section 4.6(b)(ii) is hereby amended and restated in its entirety to read as follows:
“Unless the Redeeming Member has timely delivered a Retraction Notice as provided in Section 4.6(b)(i) or PubCo has elected its Call Right pursuant to Section 4.6(f), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (A) the Redeeming Member shall transfer and surrender the Units to be redeemed (and a corresponding number of shares of Class B Common Stock) to the Company, in each case free and clear of all liens and encumbrances, (B) PubCo shall contribute to the Company the consideration the Redeeming Member is entitled to receive under Section 4.6(a)(i) or Section 4.6(a)(iv) and, as described in Section 4.1(e), the Company shall issue to PubCo a number of Units or other Equity Securities of the Company as consideration for such contribution, (C) the Company shall (x) cancel the redeemed Units and (y) transfer to the Redeeming Member the consideration the Redeeming Member is entitled to receive under Section 4.6(a)(i) or Section

4.6(a)(iv), and (D) PubCo shall cancel the surrendered shares of Class B Common Stock. Notwithstanding any other provisions of this Agreement to the contrary, in the event that the Company makes a valid Cash Election, PubCo shall only be obligated to contribute to the Company an amount in cash equal to the net proceeds (after deduction of any underwriters’ discounts or commissions and brokers’ fees or commissions (including, for the avoidance of doubt, any deferred discounts or commissions and brokers’ fees or commissions payable in connection with or as a result of such public offering) (such difference, the “Discount”)) from the sale by PubCo of a number of shares of Class A Common Stock equal to the number of Units and Class B Common Stock to be redeemed with such cash or from the sale of other PubCo Equity Securities used to fund the Cash Election Amount; provided that PubCo’s Capital Account shall be increased by an amount equal to any such Discounts relating to such sale of shares of Class A Common Stock or other PubCo Equity Securities in accordance with Section 7.9; provided further, that the contribution of such net proceeds shall in no event affect the Redeeming Member’s right to receive the Cash Election Amount.”
5.Section 9.4 is hereby deleted in its entirety.
6.This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, all of which shall constitute the same instrument and all of which together shall constitute the agreement of the parties. For purposes of executing this Amendment, a document signed and transmitted electronically shall be treated as an original document. The signature of any party thereon shall be considered an original signature, and the document transmitted shall be considered to have the same binding legal effect as an original signature on an original document.
7.In all other respects, the Company Agreement is hereby ratified and confirmed.
8.This Amendment is governed by and shall be construed in accordance with the laws of the State of Delaware.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment, to be effective as of the Effective Date.

                            MANAGING MEMBER

RANGER ENERGY SERVICES, INC.

By:     /s/ Brandon Blossman
Name: Brandon Blossman
Title:     Chief Financial Officer

[Signature Page to Amendment to A&R LLC Agreement of
RNGR Energy Services, LLC]